                                                                    EXHIBIT 3.19

                                   [Translation]

                                     [LOGO]
--------------------------------------------------------------------------------

                            CERTIFICATE OF AMENDMENT

                             COMPANIES ACT, PART IA
                               (R.S.Q., C. C-38)

                        I hereby certify that the company

                        LES PROPRIETES SUPERCLUB INC.

                        amended its articles on JULY 21, 2004, under Part IA of the COMPANIES ACT, as indicated in the Articles of Amendment attached hereto.

                                      FILED IN THE REGISTER ON AUGUST 4, 2004
[LOGO]                                UNDER REGISTRATION NUMBER 1162293543
                                      [SIGNED]                                     Acting
                                                                    Enterprise Registrar

        T430S13P45L30AA

ENTERPRISE                                                                 Articles of Amendment                             IMAGE
REGISTRAR
                  LOGO
                                                                                  ------------------------------------------------
                                                                                          COMPANIES ACT (R.S.Q., c. C-38, Part IA)


1. NAME - Enter the new corporate name if it has been
        changed and the previous name in item 5.                        QUEBEC BUSINESS NUMBER
         or                                                   NEQ  1   1   6   2   2   9   3   5   4   3
         - Enter the current name if you retain it and enter
        n/a in item 5.

----------------------------------------------------------------

Les Proprietes SuperClub Inc.

ENTER AN X IN THE BOX IF YOU ARE REQUESTING A DESIGNATING
  NUMBER (NUMBERED COMPANY) INSTEAD OF A NAME.   / /
----------------------------------------------------------------

2. THE ARTICLES OF THE COMPANY ARE AMENDED AS FOLLOWS:

----------------------------------------------------------------

The provisions relating to:

(a) the description of the share capital are hereby replaced with the provisions set forth in Schedule I;
(b) the restrictions on share transfers and other provisions are hereby replaced with the provisions set forth in Schedules II and III;

to these Articles of Amendment, which Schedules shall form an integral part of this form.

----------------------------------------------------------------

3. EFFECTIVE DATE (if different from filing date of the Articles of Amendment) for applications not covered by item 4.

----------------------------------------------------------------------------------------------------
Date following filing date:                                          Year          Month      Day
                                                              --------------------------------------
----------------------------------------------------------------------------------------------------

4. AMENDMENT OF THE ARTICLES PURSUANT TO SECTIONS 123.140 AND FOLLOWING OF THE COMPANIES ACT.

----------------------------------------------------------------------------------------------------
Enter an X in the box if the application for amendment is filed to correct an illegality or an irregularity or to insert a provision required by the COMPANIES ACT:

-  if the correction or insertion does not affect the rights                                  / /
  of the shareholders or creditors
   (Section 123.140);

-  if the correction or insertion may affect the rights of                                    / /
  the shareholders or creditors -- attach a copy
   of the judgment (Section 123.141).
                                                              --------------------------------------
Effective date (the amendment is retroactive to the date of
  the certificate relating to the articles being amended,            Year          Month      Day
unless these articles or the judgment contain a different
date):
                                                              --------------------------------------
----------------------------------------------------------------------------------------------------

5. NAME PRIOR TO AMENDMENT (if different from name appearing in item 1).

----------------------------------------------------------------

----------------------------------------------------------------

[Stamp of the Government of Quebec:
Filed on July 21, 2004
The Enterprise Registrar]

                                                                              [signed]
                                            ----------------------------------------------------------------------------
                                                                  SIGNATURE OF AUTHORIZED DIRECTOR
                                                                    [handwritten: Richard Soly]

                             If space is insufficient, attach an appendix in two copies, identify the relevant item and number the
                                                                pages, if necessary.

01104-1 (2004-04)    SIGN AND RETURN BOTH COPIES TOGETHER WITH YOUR PAYMENT.
                                       DO NOT SEND BY FAX.

                                   SCHEDULE I
                                RELATING TO THE
                                 SHARE CAPITAL

The share capital of the Company shall consist of an unlimited number of shares of ten (10) classes, which shall carry the following rights, privileges, conditions and restrictions:

CLASS "A" SHARES: The number of Class "A" Shares is unlimited; Class "A" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the holders of Class "A" Shares, together with the holders of Class "B" Shares, shall be entitled to:

       (a) participate in the property, profits and asset surplus of the Company and, for that purpose, receive any dividend declared by the Company; and

       (b) share the remaining property of the Company upon liquidation or winding-up.

    (2) RESTRICTION.  In addition to the restrictions set forth in
       Section 123.70 of the COMPANIES ACT (Quebec), the Company may not pay any dividend on Class "A" Shares or purchase any such shares by agreement if, as a result thereof, the realizable value of the net assets of the Company is insufficient to redeem the Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares.

    (3) VOTING RIGHT. The holders of Class "A" Shares shall be entitled to vote at all meetings of shareholders of the Company, and each Class "A" Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

CLASS "B" SHARES: The number of Class "B" Shares is unlimited; Class "B" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the holders of Class "B" Shares, together with the holders of Class "A" Shares, shall be entitled to:

       (a) participate in the property, profits and asset surplus of the Company and, for that purpose, receive any dividend declared by the Company; and

       (b) share the remaining property of the Company upon liquidation or winding-up.

    (2) RESTRICTION.  In addition to the restrictions set forth in
       Section 123.70 of the COMPANIES ACT (Quebec), the Company may not pay any dividend on Class "B" Shares or purchase any such shares by agreement if, as a result thereof, the realizable value of the net assets of the Company is insufficient to redeem the Class "D," Class "E-1,"
       Class "E-2," Class "E-3" and Class "E-4" Shares.

    (3) VOTING RIGHT. The holders of Class "B" Shares shall be entitled to vote at all meetings of shareholders of the Company, and each Class "B" Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

    (4) EXCHANGE RIGHT. Subject to joint approval of the directors of the Company and the shareholders holding the majority of outstanding
       Class "D" Shares, the holders of Class "B" Shares shall be entitled, with respect to all or part of their shares, to require the Company, on demand, to issue one Class "D" Share in exchange for any Class "B" Share, pro-rated as follows: the conversion rate shall be one Class "D" Share for each Class "B" Share exchanged, and each new Class "D" Share shall be issued for an amount equal to the amount paid into the relevant subdivision of the issued and paid-up share capital account relating to the exchanged Class "B" Share.

       If the holders of Class "B" Shares wish to exercise their exchange right, they shall deliver to the head office of the Company or to the office of its transfer agent a written notice indicating the number of Class "B" Shares they wish to exchange. The said notice shall be delivered together with the certificate representing the Class "B" Shares to be exchanged and shall bear the signature of the persons registered in the books of the Company as a holder of such Class "B" Shares, or the signature of their duly authorized agent. Once the Company receives such notice and the certificate representing the Class "B" Shares to be exchanged, the Company shall prepare a certificate representing the Class "D" Shares the Company issues in exchange for the said Class "B" Shares and, in the event of a partial exchange of the shares represented by the certificate delivered to the Company, the Company shall prepare, at no cost, a new certificate representing the Class "B" Shares not to be exchanged.

       The Class "B" Shares exchanged shall be automatically cancelled on the date of exchange, and, pursuant to the provisions of Sections 123.50 and 123.51 of the COMPANIES ACT (Quebec), the Company shall change the subdivisions of its issued and paid-up share capital account relating to the Class "B" and Class "D" Shares.

CLASS "C" SHARES: The number of Class "C" Shares is unlimited; Class "C" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND AND PARTICIPATION. The holders of Class "C" Shares shall not participate in the profits or the asset surplus of the Company and, for that purpose, shall not be entitled to receive any dividend declared by the Company.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, the assets of the Company are distributed, the holders of Class "C" Shares shall be entitled, in preference to the holders of any other class of shares, to repayment of the amount paid into the subdivision of the issued and paid-up share capital account relating to the Class "C" Shares.

    (3) VOTING RIGHT. The holders of Class "C" Shares shall be entitled to vote at all meetings of shareholders of the Company, and each Class "C" Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

    (4) AUTOMATIC REDEMPTION. Subject to the provisions of Section 123.54 of the COMPANIES ACT (Quebec), the Company shall automatically redeem the Class "C" Shares a shareholder holds upon such shareholder's death. The Company shall have thirty (30) days from the date of death to pay to the testamentary executors or administrators of the estate of the deceased a price equal to the amount paid for such shares into the subdivision of the issued and paid-up share capital account relating to the Class "C" Shares, upon receipt of the certificates representing the redeemed shares.

       The Class "C" Shares so redeemed shall be cancelled on the date of redemption, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "C" Shares.

    (5) RIGHT TO PURCHASE. Subject to the provisions of Section 123.56 of the COMPANIES ACT (Quebec), the Company may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the outstanding Class "C" Shares; however, such purchase price shall never exceed the redemption price mentioned in Section (4) above.

       The Class "C" Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "C" Shares.

CLASS "D" SHARES: The number of Class "D" Shares is unlimited; Class "D" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, the holders of Class "D" Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Class "A," Class "B," Class "E-1," Class "E-2," Class "E-3," Class "E-4" and Class "F" Shares and from the funds set aside for payment of dividends, a non-cumulative preferential monthly dividend at the rate of one percent (1%) per month, calculated on the "Redemption Value" (as defined in Section (5) below) of the

       Class "D" Shares. The Company may not declare such dividends for more than one month at a time, and the directors shall be responsible for determining the date, time and terms of payment of such dividends.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, the assets of the Company are distributed, the holders of Class "D" Shares shall be entitled, in preference to the holders of Class "A," Class "B," Class "E-1," Class "E-2," Class "E-3," Class "E-4" and Class "F" Shares, but subsequent to the holders of Class "C" Shares, to receive payment of the "Redemption Value" (as defined in Section (5) below) of the Class "D" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "D" Shares.

    (3) ADDITIONAL PARTICIPATION. The Class "D" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "D" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) REDEMPTION RIGHT. Subject to the provisions of Section 123.54 of the COMPANIES ACT (Quebec), the holders of Class "D" Shares shall be entitled, at any time and upon written request, to require the Company to redeem all or part of their shares at a price equal to the amount paid for the said shares into the subdivision of the issued and paid-up share capital account relating to the Class "D" Shares, plus a premium equal to the difference between the amount paid for such shares into the subdivision of the issued and paid-up share capital account relating to the Class "D" Shares and the fair market value of the Class "B" Shares at the time of their exchange for Class "D" Shares.

       The redemption price thus determined shall constitute the "Redemption Value" of the Class "D" Shares, to which shall be added the amount of any declared but unpaid dividends on such Class "D" Shares. The Company and the holders of Class "D" Shares shall rely on the fair market value of the Class "B" Shares at the time of their exchange for Class "D" Shares when determining the value of the aforesaid premium.

       In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of the Class "B" Shares at the time of exchange shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Company and the holder of Class "D" Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

       The Class "D" Shares redeemed at the request of a shareholder shall be cancelled on the date of redemption, and, pursuant to the provisions of
       Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "D" Shares.

    (6) RIGHT TO PURCHASE. Subject to the provisions of Section 123.56 of the COMPANIES ACT (Quebec), the Company may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the outstanding Class "D" Shares. However, such purchase price shall never exceed the redemption price mentioned in Section (5) above or the realizable value of the net assets of the Company.

       The Class "D" Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "D" Shares.

CLASS "E-1" SHARES: The number of Class "E-1" Shares is unlimited; Class "E-1" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-1" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-2," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of one and twenty-five one hundredths of one percent (1.25%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-1" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-1" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-2," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-1" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-1" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-1" Shares in accordance with the foregoing, the said holders of Class "E-1" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-1" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-1" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-1" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-1" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-1" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-1" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-1" Shares may agree. The Company shall redeem the Class "E-1" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-1" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-1" Shares tenders only part of the Class "E-1" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-1" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-1" Shares. Once payment has been made, the Class "E-1" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-1" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-1" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-1" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-1" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-1" Shares of the fair market value of the consideration received for the Class "E-1" Shares, calculated at the time the said Class "E-1" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-1" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-1" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-1" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-1" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-1" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-1" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-1" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-1" Shares, in connection with a redemption, retraction or purchase of Class "E-1" Shares, a sum for the Class "E-1" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-1" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-1" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "E-2" SHARES: The number of Class "E-2" Shares is unlimited; Class "E-2" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-2" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-1," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of one and fifty one hundredths of one percent (1.50%) per month, calculated on the redemption value (as defined in

       Sections (5) and (6) below) of the Class "E-2" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-2" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-1," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-2" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-2" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-2" Shares in accordance with the foregoing, the said holders of Class "E-2" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-2" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-2" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-2" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-2" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-2" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-2" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-2" Shares may agree. The Company shall redeem the Class "E-2" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-2" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-2" Shares tenders only part of the Class "E-2" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-2" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-2" Shares. Once payment has been made, the Class "E-2" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-2" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-2" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-2" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-2" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-2" Shares of the fair market value of the consideration received for the Class "E-2" Shares, calculated at the time the said Class "E-2" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-2" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-2" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-2" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-2" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-2" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-2" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-2" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-2" Shares, in connection with a redemption, retraction or purchase of Class "E-2" Shares, a sum for the Class "E-2" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-2" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-2" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "E-3" SHARES: The number of Class "E-3" Shares is unlimited; Class "E-3" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-3" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of one and seventy-five one hundredths of one percent (1.75%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-3" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-3" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-3" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-3" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-3" Shares in accordance with the foregoing, the said holders of Class "E-3" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-3" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-3" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-3" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-3" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-3" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-3" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-3" Shares may agree. The Company shall redeem the Class "E-3" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-3" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-3" Shares tenders only part of the Class "E-3" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-3" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-3" Shares. Once payment has been made, the Class "E-3" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-3" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-3" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-3" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-3" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-3" Shares of the fair market value of the consideration received for the Class "E-3" Shares, calculated at the time the said Class "E-3" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-3" Shares expresses disagreement with such calculation in a written notice delivered to the

       Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-3" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-3" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-3" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-3" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-3" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-3" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-3" Shares, in connection with a redemption, retraction or purchase of Class "E-3" Shares, a sum for the Class "E-3" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-3" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-3" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "E-4" SHARES: The number of Class "E-4" Shares is unlimited; Class "E-4" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-4" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-3" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of two percent (2%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-4" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-4" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-3" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-4" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-4" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-4" Shares in accordance with the foregoing, the said holders of Class "E-4" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-4" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-4" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-4" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-4" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-4" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-4" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-4" Shares may agree. The Company shall redeem the Class "E-4" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-4" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-4" Shares tenders only part of the Class "E-4" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-4" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-4" Shares. Once payment has been made, the Class "E-4" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-4" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-4" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-4" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-4" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-4" Shares of the fair market value of the consideration received for the Class "E-4" Shares, calculated at the time the said Class "E-4" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-4" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-4" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-4" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-4" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-4" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-4" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-4" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-4" Shares, in connection with a redemption, retraction or purchase of Class "E-4" Shares, a sum for the Class "E-4" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-4" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-4" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "F" SHARES: The number of Class "F" Shares is unlimited; Class "F" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, the holders of Class "F" Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Class "A" and Class "B" Shares, but subsequent to the holders of Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares and from the funds set aside for payment of dividends, a non-cumulative preferential annual dividend of one dollar ($1.00) per share; the directors shall be responsible for determining the time and terms of payment of such dividends.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, the assets of the Company are distributed, the holders of Class "F" Shares shall be entitled, in preference to the holders of Class "A" and Class "B" Shares, but subsequent to the holders of Class "C," Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares, to reimbursement of the amount paid for such shares into the subdivision of the issued and paid-up share capital account relating to the Class "F" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "F" Shares.

    (3) ADDITIONAL PARTICIPATION. The Class "F" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "F" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of Section 123.54 of the COMPANIES ACT (Quebec), the holders of Class "F" Shares shall be entitled, at any time and upon written request, to require the Company to redeem all or part of their shares at a price equal to the amount paid for the said shares into the subdivision of the issued and paid-up share capital account relating to the Class "F" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "F" Shares. The Company shall redeem the shares upon receipt of the request for redemption and, from such date, shall have thirty (30) days to pay the redemption price of the Class "F" Shares to the former holder thereof. Where the provisions of Section 123.54 of the COMPANIES ACT (Quebec) prevent the Company from doing so within the aforesaid time limit, the Company shall pay a first portion of the redemption price within the thirty (30) days set forth above and any outstanding balance as soon as it may legally do so.

       The Class "F" Shares redeemed at the request of a shareholder shall be cancelled on the date of redemption, and, pursuant to the provisions of
       Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "F" Shares.

    (6) RIGHT TO PURCHASE. Subject to the provisions of Section 123.56 of the COMPANIES ACT (Quebec), the Company may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the outstanding Class "F" Shares; however, such purchase price shall never exceed the redemption price mentioned in Section (5) above.

       The Class "F" Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "F" Shares.

CLASS "G" SHARES: The number of Class "G" Shares is unlimited; Class "G" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, the holders of Class "G" Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of any other class of shares of the Company, a cumulative preferential semi-annual dividend at the rate of 11.25% per annum per share, calculated on the Redemption Price (as defined in Section (6) below) of the Class "G" Shares.

       All dividends declared on the Class "G" Shares shall be payable semi-annually on a cumulative basis on the 20th day of the months of June and December in each year, at such place as the directors of the Company may determine from time to time, in cash or by certified cheque, bank draft or wire transfer, provided that in respect of any payment of dividends denominated in a currency other than Canadian, the applicable exchange rate be that published by the Bank of Canada in effect on the date of payment.

       The holders of Class "G" Shares shall be entitled to receive only the aforementioned dividends. No dividends may be paid on any shares ranking junior to the Class "G" Shares, unless all dividends that have become payable on the Class "G" Shares have been paid or set aside for payment.

    (2) LIQUIDATION OR WINDING-UP. In the event of the liquidation, winding-up, dissolution or reorganization of the Company or any other distribution of its assets among its shareholders for the purpose of winding up its affairs, whether voluntarily or involuntarily, the holders of Class "G" Shares shall be entitled to receive, in preference to the holders of any other class of shares of the Company, an amount equal to the Redemption Price (as defined below) for each Class "G" Share held and any accrued but unpaid dividends on such shares.

    (3) VOTING RIGHT. The holders of Class "G" Shares shall not be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company, unless the Company has failed to pay eight (8) semi-annual dividends on the Class "G" Shares, whether or not consecutive. In that event and only so long as the said dividends remain in arrears, the holders of Class "G" Shares shall be entitled to receive notice of, attend and vote at the meetings of shareholders of the Company, except meetings at which only the holders of another specified series or class of shares are entitled to vote. At each such meeting, each Class "G" Share shall entitle the holder thereof to one (1) vote.

    (4) RETRACTION RIGHT. Each holder of Class "G" Shares shall be entitled, at such holder's discretion, upon prior written notice of not less than one
       (1) business day to the Company, to require the Company to redeem all or part of such holder's Class "G" Shares for an aggregate amount equal to the Redemption Price (as defined below) and any accrued but unpaid dividends on such shares, payable, subject to the provisions of the Act in this regard, upon presentation and surrender by such holder of Class "G" Shares of the certificates representing such number of Class "G" Shares to be redeemed (the date on which such presentation and surrender occur being the "Retraction Date"). As of the Retraction Date, the Class "G"

       Shares shall be considered redeemed, and the Company shall pay to such holder of Class "G" Shares the Redemption Price (as defined below) and any accrued but unpaid dividends on such shares, in the manner described in Section (6). In the event the Company is unable to pay the Redemption Price of the Class "G" Shares on the Retraction Date, it shall forthwith give the holder of Class "G" Shares written notice thereof.

    (5) REDEMPTION RIGHT. The Company shall be entitled, at its discretion, subject to the provisions of the Act in this regard, to redeem at any time all or from time to time part of the Class "G" Shares then outstanding upon giving notice as hereinafter provided, on payment to the holders of the Class "G" Shares of an aggregate amount equal to the Redemption Price (as defined below) and any accrued but unpaid dividends on such Class "G" Shares being redeemed. In the case of partial redemption, the Class "G" Shares to be redeemed shall be selected
       PRO RATA among the holders of all Class "G" Shares then outstanding, except that, with the consent of all the holders of Class "G" Shares, the shares to be redeemed may be selected in any other manner.

       The Company shall, at least one (1) business day prior to the date fixed for redemption (the "Redemption Date"), give written notice, to each then registered holder of Class "G" Shares, of the Company's intention to redeem such shares. Such notice shall set out the date and the place at which the redemption is to take place and where payment is to occur and, in the case of partial redemption, the number of shares to be redeemed from each such holder of Class "G" Shares. If notice of redemption is given as aforesaid and an amount sufficient to redeem the Class "G" Shares called for redemption is deposited with the Company's bankers or at any other place or places specified in the notice, on or before the Redemption Date, the holders of Class "G" Shares shall, after the Redemption Date, have no right in or against the Company, except the right to receive payment of the Redemption Price and any accrued but unpaid dividends on such Class "G" Shares being redeemed, in the manner described in Section (6), upon presentation and surrender of the certificates representing such number of shares to be redeemed.

    (6) REDEMPTION PRICE. The Redemption Price of the Class "G" Shares shall be an amount equal to $1,000 per Class "G" Share being redeemed. The Redemption Price may be paid in cash, or by certified cheque, bank draft or wire transfer, or by the delivery of assets having equivalent value, provided that in respect of any such payment denominated in a currency other than Canadian, for the purposes of this Section (6), the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

                               * * * * * * * * *

                                  SCHEDULE II
                                RELATING TO THE
                        RESTRICTIONS ON SHARE TRANSFERS

No shares of the Company shall be transferred without the consent of the directors, to be evidenced by a resolution of the board of directors. However, such consent may be given after the transfer is registered in the books of the Company, in which case it shall be valid and take effect retroactively on the date the share transfer was registered.

                                  SCHEDULE III
                                  RELATING TO
                                OTHER PROVISIONS

1. The number of shareholders of the Company is limited to fifty, less those who are or have been employees of the Company or a subsidiary; two or more persons who together hold one or more shares shall be considered a single shareholder.

2.  The Company is prohibited from making any initial public offering.

3.  The directors may, if they deem fit:

    (a) borrow money upon the credit of the Company;

    (b) issue bonds or other securities of the Company and pledge or sell the same, at such price and for such sums as may be deemed expedient;

    (c) mortgage or hypothecate the movable and immovable property or pledge or otherwise charge any of the movable property of the Company.

    Nothing in the foregoing provisions shall limit or restrict the borrowing of money by the Company on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Company.

                                     [LOGO]
--------------------------------------------------------------------------------

                          CERTIFICATE OF INCORPORATION

                             COMPANIES ACT, PART IA
                               (R.S.Q., C. C-38)

                        I hereby certify that the company

                        LES PROPRIETES SUPERCLUB INC.

                        and its version(s)

                        SUPERCLUB PROPERTIES INC.

                        was incorporated on JUNE 4, 2004, under Part IA of the COMPANIES ACT, as indicated in the attached articles of incorporation.

                                      FILED IN THE REGISTER ON JUNE 4, 2004
[LOGO]                                UNDER REGISTRATION NUMBER 1162293543
                                      [Signed]                                     Acting
                                                                    Enterprise Registrar

        N410S13P45L30JA

[LOGO]                                                                                                              [LOGO]

Marquer la case appropriee d'un X.                                             Pour des statuts de continuation seulement.


Statuts de constitution  /X/  Statuts de continuation  / /                                   Numero d'entreprise du Quebec
                                                                                            NEQ    1 1

1. Nom - Constitution : Inscrire le nom de la compagnie et sa version dans une autre langue s'il y a lieu. Ne rien inscrire si vous demandez un numero matricule au lieu d'un nom.
    Continuation : inscrire le nom actuel si vous le conservez et sa version s'il y a lieu et S. O. a la section 8 ou inscrire le nouveau nom et sa version dans une autre langue s'il y a lieu.
    Le Proprietes SuperClub inc.
     SuperClub Properties inc.

    Si vous demandez un numero matricule au lieu d'un nom
    (compagnie a numero), marquez la case d'un X. / /

2.  District judiciaire du Quebec ou la compagnie etablit  Inscrire le district judiciaire tel qu'etabli dans la LOI
    son siege -                                            SUR LA DIVISION TERRITORIALE (L.R.Q., c. D-11). Vous
    Montreal                                               pouvez vous renseigner au palais de justice, aupres de
    -----------------------------------------------------  Communication-Quebec ou au
                                                           [www.justice.gouv.qc.ca/francais/recherche/district.asp].

3.  Nombre precis ou nombres minimal                                   4.  Date d'entree en vigueur
    et maximal d'administrateurs      minimum: 1; maximum: 10              Inscrire la date d'entree en        Annee    Mois
                                      ------------------------------       vigueur si elle est posterieure
                                                                           a celle du depot des statuts.

3.
      Jour

5. Decrire le capital-actions autorise et les limites imposees - Sauf indication contraire dans les statuts, la compagnie a un capital-actions illimite et ses actions sont sans valeur nominale. (Voir la section 'Description du capital-actions' dans l'information generale.)

    See SCHEDULE A.
    ------------------------------------------------------------

6. Restrictions sur le transfert des actions et autres dispositions, le cas echeant.

    See SCHEDULE B.
    ------------------------------------------------------------

7.  Limites imposees aux activites, le cas echeant.

    None.
    ------------------------------------------------------------

8. Nom anterieur a la continuation (si different de celui mentionne a la section 1).

9.  Fondateurs (s'il s'agit de statuts de
    constitution) - Inscrire le nom, le prenom et l'adresse du
    (des) fondateurs(s) ou le nom et l'adresse du siege de la personne morale agissant a ce titre.


     Nom et prenom ou nom de la personne morale agissant a titre de fondateur
     Lisa Pannunzio
     N(o), nom de la rue, appartement, ville/province, code
     postal et pays
     1155, boul. Rene-Levesque O., 40e. Montreal, Quebec,                  /s/ Lisa Pannunzio
     H3B 3V2
                                                                       Signature du fondateur ou
     Loi constitutive de la personne morale agissant a titre de     de la personne autorisee par la
     fondateur                                                              personne morale
     Nom et prenom ou nom de la personne morale agissant a titre de fondateur
     N(o), nom de la rue, appartement, ville/province, code
     postal et pays

                                                                       Signature du fondateur ou
     Loi constitutive de la personne morale agissant a titre de     de la personne autorisee par la
     fondateur                                                              personne morale



   Reserve a l'administration                      Pour statuts de continuation seulement :
                                                                         Signature de l'administrateur autorise
                     [LOGO]                           Si l'espace prevu est insuffisant, joindre une annexe
                   Depose le                                       remplie en deux exemplaires,
                 0 4 JUIN 2004                     identifier la section correspondante et numeroter les pages
                 Le registraire                                           s'il y a lieu.
                des entreprises                     SIGNER ET RETOURNER LES DEUX EXEMPLAIRES DE CE FORMULAIRE,
                                                     ACCOMPAGNES DES DOCUMENTS EXIGES ET DU PAIEMENT REQUIS.
                                                                        NE PAS TELECOPIER.

01102-1 (2004-4) / /

[LOGO]                                                                                                              [LOGO]

Mark an X in the appropriate box.                                                        For articles of continuance only.


Articles of                   Articles of Continuance  / /                                     Quebec enterprise number
Constitution  / /
                                                                                            NEQ    1 1

1. Name - Constitution: Enter the company name, and its version in another language, if applicable. Leave blank if you are applying for a designating number rather than a name.
    Continuance: enter the current name, if you are keeping it, and its version if applicable, and N.A. in section 8 or enter the new name, and its version in another language if applicable.

    Mark an X in this box if you are applying for a designating number (numbered company) rather than a name. / /

2.  Quebec judicial district of the company head   Enter the judicial district, such as stipulated in the
    office -                                       TERRITORIAL DIVISION ACT (R.S.Q., c. D-11). You can obtain
    ---------------------------------------------  additional
                                                   information at the Court house from Communication-Quebec or by visiting the web site www.justice.gouv.qc.ca/francais/
                                                   recherche/district.asp.

3.  Precise number or minimum                                         4.  Effective Date
    and maximum number of directors  ------------------------------       Enter the date of entry into         Year     Month
                                                                          force, if later than
                                                                          that on which the articles are
                                                                          filed.

3.
      Day

5. Describe the authorized capital stock and the limits imposed - Unless otherwise indicated in its articles, the company has unlimited capital stock with shares without par value. (See the section "Description of capital stock".)

    ------------------------------------------------------------

6. Restrictions on the transfer of shares and other provisions, if applicable.

    ------------------------------------------------------------

7.  Limits on activity, if applicable.

    ------------------------------------------------------------

8. Name prior to the continuance (if different than the one mentioned in section 1).

9. Founders (for articles of constitution only) - Enter first and last names, address(es) of founder(s) or name and address of head office of the legal person acting in this capacity.


     Last and First names or name of the legal person acting in the quality of founder.
     Street and no., Apartment/Suite, City/Provice, Postal code and Country.
                                                                        Signature of Founder or
     Constituting act of the legal person acting in the quality    the person authorized by the legal
     of founder.                                                                 person
     Last and First names or name of the legal person acting in the quality of founder.
     Street and no., Apartment/Suite, City/Provice, Postal code and Country.

                                                                        Signature of Founder or
     Constituting act of the legal person acting in the quality    the person authorized by the legal
     of founder.                                                                 person



   Do not write in this space                      For articles of continuance only:
                                                                               Signature of Authorized Director
                                                       If the space provided is not sufficient, include an
                                                                     appendix, in two copies,
                                                   identifying the corresponding section. If necessary, number the pages.
                                                         SIGN THE TWO COPIES OF THIS FORM AND REMIT THEM,
                                                      ACCOMPANIED BY THE DOCUMENTS AND THE REQUIRED PAYMENT.
                                                                           DO NOT FAX.

A01102-1 (2004-06) / /

                                   SCHEDULE A

5.  DESCRIPTION DU CAPITAL-ACTIONS

    An unlimited number of common shares, without par value.

    1. The common shares shall have attached thereto the following rights, privileges, restrictions and conditions:

       a) VOTING. Each common share shall entitle the holder thereof to one (1) vote at all meetings of the shareholders of the Company.

       b) DIVIDENDS. The holders of the common shares shall be entitled to receive during each year, as and when declared by the board of directors, dividends payable in money, property or by the issue of fully paid shares of the capital of the Company.

       c) LIQUIDATION, ETC. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or other distribution of assets of the Company among shareholders for the purpose of winding up its affairs, the holders of the common shares shall be entitled to receive the remaining property of the Company.

                                   SCHEDULE B

6. RESTRICTIONS SUR LE TRANSFERT DES ACTIONS ET AUTRES DISPOSITIONS, LE CAS ECHEANT

    (1) No share in the share capital of the Company shall be transferred or assigned without the approval of the directors certified by a resolution of the board of directors;

    (2) the number of the shareholders of the Company is limited to fifty (50), exclusive of present or former employees of the Company or of a subsidiary of the Company, two (2) or more persons holding one (1) or more shares jointly being counted as a single shareholder; and

    (3) any distribution of securities to the public or invitation to the public to subscribe for the Company's securities is prohibited.